UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K/A

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004
                                                  -----------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure

     On November 12, 2004, EMC Insurance Group Inc. issued a the following press release:

EMC INSURANCE GROUP INC. DECLARES
92nd CONSECUTIVE QUARTERLY DIVIDEND


     DES MOINES, Iowa (November 12, 2004) - The Board of Directors of EMC Insurance Group Inc. (Nasdaq/NM:EMCI) has declared a quarterly dividend of fifteen (15) cents per share of common stock payable December 1, 2004 to shareholders of record as of November 24, 2004. This is the ninety-second consecutive quarterly dividend paid since EMC Insurance Group Inc. became a publicly held company in February 1982.

     EMC Insurance Group Inc., the publicly-held insurance holding company of EMC Insurance Companies, owns subsidiaries with operations in property and casualty insurance and reinsurance. EMC Insurance Companies is one of the largest property and casualty entities in Iowa and among the top 60 insurance entities nationwide. For more information, visit our website www.emcinsurance.com.
--------------------

     The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current expectations and actual results of the Company may differ materially from such expectations. The risks and uncertainties that may affect the actual results of the Company include but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; state and federal legislation and regulations; rate competition; changes in interest rates and the performance of financial markets; the adequacy of loss and settlement expense reserves, including asbestos and environmental claims; rate agency actions and other risks and uncertainties inherent to the Company's business. When we use the words "believe", "expect", "anticipate", "estimate" or similar expressions, we intend to identify forward-looking statements. You should not place undue reliance on these forward-looking statements.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Vice President & Chief Financial Officer
November 12, 2004